Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

In consideration of the terms set forth herein, the Parties hereinafter identified agree, as of the date all the Parties have executed this Settlement Agreement and Mutual Release (“Settlement Agreement”), as follows:

1.0                               Parties to the Settlement Agreement:  This Settlement Agreement is entered into by and among EnBW Energy Solutions GmbH, ENVICA Kat GmbH, E&EC Energy & Environmental Consultants GmbH, SCR-Tech GmbH, SCR-Tech LLC, CESI-SCR, Inc., Catalytica Energy Systems, Inc., ENVICA GmbH, CESI-Tech Technologies, Inc., Hans-Ulrich Hartenstein, and Brigitte Hartenstein (the “Hartensteins”).  Each aforementioned entity or person is referred to herein individually as a “Party” and collectively as the “Parties.”

2.0                               Recitals:

2.1                               In March 2001, ENVICA Kat, GmbH (“ENVICA”), a German corporation that developed SCR catalyst regeneration processes, and Energy & Environment Consultants GmbH (“E&EC”), a German consulting company, formed SCR-Tech GmbH in Germany for marketing SCR catalyst regeneration technologies process worldwide.  SCR-Tech GmbH then formed SCR-Tech LLC in May 2001 for marketing and performing this process in North America.  In March 2002, EnBW Energy Solutions GmbH (“EnBW”), a German energy company, also became a shareholder of SCR-Tech GmbH and in 2003 of SCR-Tech LLC.  ENVICA through SCR-Tech GmbH and EnBW directly granted a license for their individual U.S. patented SCR catalyst regeneration technologies (“IP Rights”) to SCR-Tech LLC for its use in North America.

2.2                               Hans Hartenstein was selected to serve as President and Brigitte Hartenstein was selected to serve as Vice President and Chief Financial Officer of SCR-Tech, LLC and entered into employment agreements on or about December 31, 2001.

2.3                               WHEREAS, CESI-SCR, Inc. and its parent company, Catalytica Energy Systems, Inc. (“Catalytica”) entered into a Membership and Asset Purchase Agreement (‘the MIAPA”) to purchase SCR-Tech LLC on January 21, 2004 and the IP Rights of ENVICA and EnBW.  Pursuant to the terms of that purchase and sale, the Hartensteins were required to enter into amendments of their employment agreements, as well as employee invention and confidential information agreements, all of which contain various provisions including non-compete and confidentiality provisions.  There were subsequent amendments to the employment agreements on or about July 30, 2004.  The Hartensteins’ employment agreements, amended employment agreements, and employee invention and confidentiality information agreements, collectively are referred to herein as the “Hartensteins’ Employment and Confidentiality Agreements.”

2.4                               On February 15, 2005, the Hartensteins notified SCR-Tech LLC of their “good reason” termination of the employment agreements and the amended employment agreements on the basis that their authority had been depleted by various business decisions by CESI-SCR, Inc., making them ineffective in their roles with SCR-Tech LLC.  On March 18, 2005, Catalytica and SCR-Tech LLC sent the Hartensteins Notices of Termination, on the basis they had violated the terms of the employment agreements and the amended employment agreements.

2.5                               Since the terminations referred to in Section 2.4, CESI-SCR, Inc., neither Catalytica or SCR-Tech LLC has paid any monies to SCR-Tech GmbH, ENVICA, EnBW, or the Hartensteins, although payments have been demanded.

2.6                               The Parties agree that it would be in the interest of all Parties to resolve their differences and to settle and compromise all claims that they have or may have against one another.

3.0                               Settlement Terms

3.1                               Settlement Amount:  CESI-SCR, Inc. will pay, or cause to be paid, to SCR-Tech GmbH the sum of Eight Hundred Fifty Thousand Dollars ($850,000) and to EnBW Energy Solutions GmbH the sum of Six Hundred Fifty Thousand Dollars ($650,000) (the “Settlement Amount”), upon the signature of all Parties to the Settlement Agreement. The signature page of each Party shall be faxed to Lloyd Winawer of Wilson Sonsini, attorneys for Catalytica, who shall notify Catalytica when he has received all faxed signatures of the Parties to this Settlement Agreement.  At that time, Catalytica will wire the entire Settlement Amount to the accounts designated in writing on Exhibit E.  The Parties will notify Mr. Winawer of the receipt of the wired monies and at that time will send the original signature pages to Mr. Winawer by overnight mail. The Settlement Agreement shall be of no force and effect unless and until the wired monies are received at the designated accounts as confirmed in writing by the financial institutions receiving the wires.  If the monies are not wired within two (2) business days of notification of the receipt of the faxed signature pages as confirmed in writing by the financial institution sending the wire, Mr. Winawer shall return the faxed signature pages in his possession of all Parties (except Catalytica, CESI-SCR, Inc., CESI-Tech Technologies, Inc. and SCR-Tech, LLC) to counsel for the Hartensteins.  The original signature pages shall be sent by overnight mail to Mr. Winawer within two (2) business days of receipt of the wire.  If the wire has been received, but the original signature pages are not received within four (4) business days after such receipt, then the Parties agree that the facsimile signature pages shall be deemed to be original signature pages.  Payment of the Settlement Amount shall be in full satisfaction of all amounts required to be paid under the MIAPA, and any agreements relating to the

MIAPA (including the Hartensteins’ Employment and Confidentiality Agreements) whether such amounts presently are due and owing or are to be paid in the future.

3.2                               Mutual Release:

Effective from and after receipt by EnBW and SCR Tech GmbH of the Settlement Amount, each Party, on behalf of itself and its predecessors, successors, parents, subsidiaries, affiliates, segments or divisions, present or former directors, officers, managers, investors, stockholders, employees, and agents, hereby expressly, fully and forever releases and discharges all other Parties, including the Parties’ predecessors, successors, parents, subsidiaries, affiliates, segments or divisions, present or former directors, officers, managers, investors, stockholders, employees, and agents from  any and all claims, debts, actions, causes of action, liability, demands, damages, and losses of whatever kind or nature, in law or in equity, known or unknown, suspected or unsuspected, that each Party ever had, or now has, against the other Parties, including all claims arising out of, or related in any respect, to the MIAPA, and any agreement related to the MIAPA including but not limited to the Hartensteins’ Employment and Confidentiality Agreements and any and all amendments.

3.3                               Section 1542 Waiver:  To the extent that the Parties are waiving “unknown” claims as well as known claims in Section 3.2, the Parties expressly waive any protection against such waivers, including any law or provision similar to Section 1542 of the California Civil Code which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially effected the settlement with the debtor.

3.4                               Compromise of Disputed Claims:  This Settlement Agreement shall not be considered an admission of liability and/or responsibility by any of Party herein, each of which continues to deny any and all liability and disclaims such responsibility.

4.0                               Miscellaneous Provisions

4.1                               Termination of Obligations Under the MIAPA and Related Agreements:

Each Party is deemed to have satisfied and performed all of its obligations and requirements under the MIAPA and related agreements and shall have no remaining obligations and requirements under the MIAPA and any agreements related to the MIAPA, including but not limited to the Hartensteins’ Employment and Confidentiality Agreements and any and all amendments.

4.2                               Exhibits:  ENVICA and Catalytica agree to enter into the Territory Restriction Agreement included as Exhibit A hereto, ENVICA and Catalytica agree to enter into the Confidentiality Agreement included as Exhibit B hereto, EnBW and Catalytica agree to enter into the Confidentiality Agreements included as Exhibit C hereto, and the Hartensteins and SCR-Tech LLC agree to enter into the Confidentiality Agreement included as Exhibit D hereto.  Exhibits A, B, C, and D individually are referred to herein as a “Settlement Agreement Exhibit” and collectively as the “Settlement Agreement Exhibits.”  No violation of any Settlement Agreement Exhibit shall constitute a breach by any Party of the Settlement Agreement.  Liability for a violation or breach of any Settlement Agreement Exhibit shall be limited to the respective Parties to such Settlement Agreement Exhibit as follows:  (a) no Party other than ENVICA and Catalytica shall have any rights, obligations, or liability with respect to the Settlement Agreement Exhibit attached hereto Exhibit A; (b) no Party other than Envica and Catalytica shall have any rights, obligations, or liability with respect to the Settlement Agreement Exhibit attached hereto as Exhibit B; (c) no Party other than EnBW and Catalytica shall have any rights, obligations, or liability with respect to the

Settlement Agreement Exhibit attached hereto as Exhibit C; and (d) no Party other than the Hartensteins and SCR-Tech LLC shall have any rights, obligations, or liability with respect to the Settlement Agreement Exhibit attached hereto as Exhibit D.

4.3 Entire Agreement:  This Settlement Agreement and the Settlement Agreement Exhibits constitute the entire agreement and understanding among the Parties with respect to the settlement of claims and other matters set forth herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between and among them, with respect to such matters.

4.4                               No Oral Modification:  The Parties understand and agree that this Settlement Agreement shall not be changed or amended in any respect, except by a writing executed by all of the Parties hereto or their authorized representatives.

4.5                               Severability:  Any determination of invalidity, illegality, or unenforceability of any provision of this Settlement Agreement, as determined by a court of competent jurisdiction, shall not affect the validity, legality, or enforceability of any other provision.

4.6                               Governing Law; Jurisdiction, and Venue:

(a)                                  This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)                                 The Parties to this Settlement Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York, in connection with any matter based upon or arising out of this Settlement Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

4.7                               Counterparts and Facsimile Signatures:  This Settlement Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart.  This Settlement Agreement may be executed in whole or in part by facsimile signatures any of which shall be deemed to be an original signature.

4.8                               Signers Authority:  Each individual signing the Settlement Agreement hereby represents and warrants that the Party on whose behalf such individual executes this Settlement Agreement has authorized such individual to execute this Settlement Agreement on such Party’s behalf.

4.9                               Assignment:  Each Party hereby represents and warrants that it has not assigned, conveyed or granted any right, option, or interest in, or otherwise transferred in any manner whatsoever to any person or entity, any right, claim, or obligation that is the subject of this Settlement Agreement.

4.10                        Publication:  Each Party acknowledges and agrees that Catalytica may issue a press release announcing the material terms of this Settlement Agreement and that a copy of this Settlement Agreement may be included as an exhibit to future filings by Catalytica with the United States Securities and Exchange Commission.

WHEREFORE, the undersigned, on the dates set forth below, subscribe their hands to this Settlement Agreement, acknowledge their assent to the terms and conditions set forth herein, and agree to the foregoing.

CATALYTICA ENERGY SYSTEMS, INC.

DATE:	December 15, 2005	By:	s/ Rob Zack

		Title:	President, CEO and CFO

CESI-SCR, INC.

DATE:	December 15, 2005	By:	s/William J. McMahon

		Title:	President

ENBW ENERGY SOLUTIONS GMBH

DATE:	December 16, 2005	By:	s/Werner Goetz

		Title:	Managing Director

ENVICA KAT GMBH

DATE:	December 16, 2005	By:	s/Frank Ebinger

		Title:	Managing Director

ENVICA GMBH

DATE:	December 16, 2005	By:	s/Frank Ebinger

		Title:	Managing Director

E&EC ENERGY & ENVIRONMENTAL CONSULTANTS GMBH

DATE:	December 15, 2005	By:	s/Hans-Ulrich Hartenstein

		Title:	Managing Director

SCR-TECH LLC

DATE:	December 15, 2005	By:	s/William J. McMahon

		Title:	President

SCR-TECH GMBH

DATE:	December 16, 2005	By:	s/Frank Ebinger

		Title:	Managing Director

CESI-TECH TECHNOLOGIES, INC.

DATE:	December 15, 2005	By:	s/William J. McMahon

		Title:	President

DATE:	December 15, 2005	By:	s/Hans-Ulrich Hartenstein
HANS-ULRICH HARTENSTEIN

DATE:	December 15, 2005	By:	s/Brigitte Hartenstein
BRIGITTE HARTENSTEIN

EXHIBIT A

TERRITORIAL RESTRICTION AGREEMENT BETWEEN

CATALYTICA ENERGY SYSTEMS, INC. AND ENVICA KAT GMBH

This Territorial Restriction Agreement (this “Agreement”) is entered into between Catalytica Energy Systems, Inc. (“Catalytica”) and ENVICA Kat GmbH (“ENVICA”) (each, a “Party” and together the “Parties”), effective as of the date of the Settlement Agreement and Mutual Release of which this Agreement is an Exhibit.

Now, therefore, the Parties agree as follows:

I.                                         Definitions:

For purposes of this Agreement, the following terms shall have the following meanings:

a)                                      “Affiliate” means any director, executive officer or manager of a Party and any entity that controls, is controlled by or is under common control with a Party, but only so long as such control exists.  For purposes of this definition, “control” will mean direct or indirect ownership of more than fifty percent (50%) of the shares of the respective entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

b)                                     “Business” means the business of (i) the cleaning, treatment and regeneration of selective catalytic reduction (“SCR”) catalyst, (ii) SCR management and SCR consulting services, (iii) research and development of SCR catalyst treatment, management, cleaning and regeneration, and (iv) all SCR activities related thereto.

c)                                      “Closing Date” means February 20, 2004.

d)                                     “Covered Technology” means Technology which relate to the following steps of the Business:

•                  Disassembling the modules (if required e.g. in case of some multi-layer plate or corrugated plate catalyst) and mechanical cleaning (ash removal and vacuuming, especially in between plate layers);

•                  Soaking the catalyst in a water-based solution at a controlled pH and temperature;

•                  Ultrasonic deep cleaning in a water-based solution at a controlled pH, temperature, agitation, and movement as a preparation for further treatment and replenishment of active ingredients;

•                  Neutralization in a water-based solution at a controlled pH and temperature;

•                  Multi-stage rinsing in DI water at a controlled temperature and conductivity;

•                  Drying the clean catalyst;

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•                  Replenishing active ingredients in a concentration- and temperature-controlled DI water-based solution;

•                  Drying the regenerated catalyst; and

•                  Final inspection and packaging for shipment.

and is based on the transferred intellectual property rights from ENVICA as listed below:

Registered IP transferred by ENVICA

No.	USA/Canada application	Action USPTO	(1) Title	Priority	Examin. request	PCT applic.
DE 198 29 916	US: 6,241,826 Can: 2,336,562	Patent granted	Process for regenerating catalytic converters	06.07.1998	yes	yes

	Patent ownership in the process of being transferred to ENVICA GmbH.

DE 102 41 004.6	US: Yes Can: Yes	None	Process for the regeneration of iron contaminated denitrifying catalysts	05.09.2002	yes	yes

	The earliest possible time for National Phases is May 2004. With international examination Request further 10 months later.

DE 102 42 081.5	US: Yes Can: Yes	None	Process for regeneration of denitrifying catalysts contaminated by phosphorus	11.09.2002	yes	yes

	The earliest possible time for National Phases is May 2004. With international examination Request further 10 months later.

e)                                      “Improvements” means all improvements, modifications, enhancements and refinements of Covered Technology that are developed by or for any of ENVICA or its Affiliates with the exception of all “Arbeitnehmererfindungen” according to the German “Arbeitnehmererfindungsgesetz” following the Closing Date through December 31, 2014.

f)                                        “NAFTA Territories” means the United States of America, Canada and Mexico, and any other member countries of the North American Free Trade Agreement as of Closing Date, and territories and possessions of the foregoing within which the North American Free Trade Agreement applies as of the Closing Date.

g)                                     “Person” means any individual, corporation, partnership, limited liability company or any other form of business entity.

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II.                                     Territorial Restrictions for Covered Technology.

a)                                      From and after the Closing Date, Catalytica shall use, and shall cause each of its Affiliates to use, the Covered Technology solely in the NAFTA Territories and in no other country in the world, and Catalytica shall not license or transfer, and shall cause each of its Affiliates not to license or transfer, to any other Person, any of the Covered Technology, except in each case solely in the NAFTA Territories.  Catalytica and its Affiliates shall not use any Catalytica Improvements in ENVICA’s Business outside of the NAFTA Territories.  Catalytica and its Affiliates shall not use the Covered Technology for regeneration of SCR catalysts that to the knowledge of Catalytica are intended for use outside the NAFTA Territories.  Catalytica agrees not to assert against ENVICA under Catalytica’s Patents issuing on Catalytica Improvements any claim based on ENVICA’s use of Covered Technology in the conduct of ENVICA’s Business outside of the NAFTA Territories.  Catalytica shall be the sole owner of Catalytica Improvements, including all patents thereto.

b)                                     From and after the Closing Date, Catalytica shall not disclose, and shall cause each of its Affiliates not to disclose, to any other Person, any of the Covered Technology, except for licensing purposes and for disclosures in connection with pursuing patent protection, in each case solely in the NAFTA Territories, and in scientific publications or speaking subject to ENVICAs’ prior written consent (such consent not to be unreasonably withheld).  Without limiting the generality of the foregoing, Catalytica shall, and shall cause each of its Affiliates to protect the confidentiality of the Covered Technology by using the same degree of care to prevent the unauthorized use, dissemination, or publication of the Covered Technology as Catalytica uses to protect its other confidential information, but no less than a reasonable degree of care.  Catalytica further agrees that it will not disclose, and will cause each of its Affiliates not to disclose, the Covered Technology to any person, except to its employees, contractors, or agents who need to know the Covered Technology and have signed a non-use and non-disclosure agreement with obligations no less stringent than the obligations of this Agreement prior to any disclosure of the Covered Technology.  Catalytica agrees to promptly inform ENVICA in writing of any disclosure of the Covered Technology, whether intentional or not, which violates the provisions of this Agreement.  Further, Catalytica shall be responsible and liable for any breach of this agreement by any of Catalytica’s licensees of the Covered Technology.  Catalytica may, but shall have no obligation to, disclose Catalytica Improvements to the ENVICA, including copies of invention disclosures or patent applications with respect to such Catalytica Improvements.

c)                                From and after the Closing Date, ENVICA shall use, and shall cause each of its Affiliates to use, the Covered Technology solely outside of the NAFTA Territories, and ENVICA shall not license or transfer, and shall cause each of its Affiliates not to license or transfer, to any other Person, any of the Covered Technology, except in each case solely outside of the NAFTA Territories.  ENVICA and their Affiliates shall not use the Covered Technology for regeneration of SCR catalysts that to the knowledge of ENVICA are intended for use in the NAFTA Territories.  ENVICA and their Affiliates shall use any Improvements solely outside of the NAFTA Territories.

d)                                     From and after the Closing Date, ENVICA shall not disclose, and shall cause each of its Affiliates not to disclose, to any other Person, any of the Covered Technology, except for

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licensing purposes and for disclosures in connection with pursuing patent protection, in each case solely outside of the NAFTA Territories, and in scientific publications or speaking subject to Catalytica’s prior written consent (such consent not to be unreasonably withheld).  Without limiting the generality of the foregoing, ENVICA shall, and shall cause each of its respective Affiliates to protect the confidentiality of the Covered Technology by using the same degree of care to prevent the unauthorized use, dissemination, or publication of the Covered Technology as such ENVICA uses to protect its other confidential information, but no less than a reasonable degree of care.  ENVICA further agrees that it will not disclose, and will cause each of its Affiliates not to disclose, the Covered Technology to any person, except to its employees, contractors, or agents who need to know the Covered Technology and have signed a non-use and non-disclosure agreement with obligations no less stringent than the obligations of this agreement prior to any disclosure of the Covered Technology.   ENVICA agrees to promptly inform Catalytica in writing of disclosure of the Covered Technology, whether intentional or not, which violates the provisions of this agreement.  Further, ENVICA shall be responsible and liable for any breach of this agreement by any of the ENVICA’ licensees of the Covered Technology.

e)                                      ENVICA on the one hand and the Catalytica on the other hand acknowledges and agrees that the other party would be irreparably damaged in the event that any of the provisions of this agreement were not performed in accordance with the specific terms or were otherwise breached.  Accordingly, ENVICA on the one hand and Catalytica on the other hand agree that the other party shall be entitled to, in addition to any other remedies that may be available to such party upon any such violation, to enforce such covenants and agreements by specific performance, injunction relief or any other means available to such party at law or in equity to prevent breaches of the provisions of this agreement.

f)                                        In all cases with respect to Covered Technology and Improvements, ENVICA shall retain the exclusive right to use the Covered Technology and Improvements in ENVICA’s Business outside of the NAFTA Territories.

g)                                     Neither Catalytica nor ENVICA shall attempt to directly or indirectly evade the restrictions set forth in this Article II, whether by sale, exchange, merger or similar transactions.

III.                                 Miscellaneous

(a)                                  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the matters set forth herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between and among them, with respect to such matters.

(b)                                 The Parties understand and agree that this Agreement shall not be changed or amended in any respect, except by a writing executed by all of the Parties hereto or their authorized representatives.

(c)                                  Any determination of invalidity, illegality, or unenforceability of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity, legality, or enforceability of any other provision.

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(d)                                 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(e)                                  The Parties to this Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

(f)                                    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart.  This Agreement may be executed in whole or in part by facsimile signatures any of which shall be deemed to be an original signature.

(g)                                 Each individual signing the Agreement hereby represents and warrants that the Party on whose behalf such individual executes this Agreement has authorized such individual to execute this Agreement on such Party’s behalf.

WHEREFORE, the undersigned, on the dates set forth below, subscribe their hands to this Agreement, acknowledge their assent to the terms and conditions set forth herein, and agree to the foregoing.

CATALYTICA ENERGY SYSTEMS, INC.

DATE:	December 15, 2005	By:	s/Rob Zack
Rob Zack
President and CEO

ENVICA KAT GMBH

DATE:	December 16, 2005	By:	s/Frank Ebinger
		Name:	Frank Ebinger
		Title:	Managing Director

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EXHIBIT B

CONFIDENTIALITY AGREEMENT BETWEEN

CATALYTICA ENERGY SYSTEMS, INC. AND ENVICA KAT GMBH

This Confidentiality Agreement (this “Agreement”) is made and entered into as of December 9, 2005 (the “Effective Date”) between Catalytica Energy Systems, Inc. (“Catalytica”) and Envica Kat GmbH (“ENVICA”).

1.0                               Purpose

The parties wish to set forth their agreement regarding ENVICA’s continuing obligation to protect confidential information as set forth in the January 21, 2004 Membership Interests and Asset Purchase Agreement (MIAPA), and Catalytica’s right to use such information.

As used herein, “Acquired Assets” refers to the assets Catalytica obtained through the MIAPA, as set forth in and pursuant to Schedules 2.1(b) and 11.15 of that agreement, including the assets obtained from ENVICA.

As used herein, “Transferred Technology” refers to all technology – that is, all tangible embodiments of Intellectual Property Rights, including technology, technical information, business information and software, systems, files, records, databases, drawings, artwork, designs, displays, audio-visual works, devices, hardware, apparatuses, documentation, manuals, specifications, flow charts, web pages, customer lists, supplier lists, equipment lists, electronic and other data, and other tangible embodiments of, or materials describing or disclosing, technical or business data, concepts, recipes, formulas, operating procedures, know-how, show-how, techniques, Trade Secrets, inventions (whether patentable or unpatentable), algorithms, formulae, processes, routines, databases, works of authorship and the like – listed or described in Schedules 2.1(b) and 11.15 of the MIAPA.

As used herein, “Intellectual Property Rights” refers to any and all rights throughout the NAFTA Territories in, arising out of, or associated with any of the following: (i) all utility models and design and utility patents and applications therefore (including the right to file national patent applications in the NAFTA Territories based on any patents or patent applications filed outside the NAFTA Territories) and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (collectively, “Patents”); (ii) all inventions (whether patentable or not), invention disclosures and improvements, all trade secrets, proprietary information, know how and technology, including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, pricing and cost information, and business and marketing plans and proposals (collectively, “Trade Secrets”); (iii) all works of authorship, copyrights, mask works, copyright and mask work registrations and applications (collectively, “Copyrights”); (iv) all industrial designs and any registrations and applications therefor (collectively, “Industrial Designs”); (v) all trade names, logos, trademarks and service marks; trademark and service mark registrations and applications

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(collectively, “Trademarks”); (vi) all computer software, databases and data collections (including knowledge databases, customer lists and customer databases) (collectively, “Software”); (vii) rights to Uniform Resource Locators, Web site addresses and domain names (collectively, “Web Rights”); (viii) any similar, corresponding or equivalent rights to any of the foregoing (collectively, “Other IP Rights”); and (ix) all translations, adoptions, derivations, and combinations thereof, including goodwill associated with any of the foregoing.  “Intellectual Property Rights” expressly excludes any and all rights anywhere in the world other than within the NAFTA Territories arising out of or associated with any Patents (including the right to file PCT and/or national patent applications outside the NAFTA Territories based on any patents or patent applications filed within the NAFTA Territories, subject to Catalytica’s rights pursuant to Section 3.0 of this agreement), Trade Secrets, Copyrights, Industrial Designs, Trademarks, Software, Web Rights, Other IP Rights or any translations, adoptions, derivations, and combinations thereof, including goodwill associated with any of the foregoing.

As used herein, “Employees” means any current, former or rehired employee, consultant, officer, or director of SCR Tech LLC or any of its subsidiaries.

As used herein, the “Business” means the business operated by the SCR Tech LLC up to the execution of the MIAPA providing for (i) the cleaning, treatment and regeneration of selective catalytic reduction (“SCR”) catalyst, (ii) SCR management and SCR consulting services, (iii) research and development of SCR catalyst treatment, management, cleaning and regeneration, and (iv) all SCR activities related thereto in the NAFTA Territories.

2.0                               Confidentiality

ENVICA agrees that non-public information regarding the Acquired Assets (other than Transferred Technology) and non-public information relating to the Business obtained in any investigation pursuant to Section 11.1 of the MIAPA shall be deemed to be the Confidential Information of Catalytica and shall not be used or disclosed by ENVICA.  Except as (i) may be required by law or any listing agreement with a national securities exchange or (ii) disclosed by Catalytica or its affiliates, (a) ENVICA  shall not disclose the existence of the MIAPA or this Confidentiality Agreement or any terms hereof or thereof, except under an obligation of confidentiality to accountants, attorneys, investors, lenders, acquirors and advisors in connection with financings, mergers or acquisitions of ENVICA, EnBW Energy Solutions GmbH, SCR Tech GmbH or E&EC Environmental Consultants GmbH or to attorneys solely for the purpose of evaluating or litigating disputes arising hereunder, and (b) no party shall issue any statement or communication to any third party (other than their respective agents) regarding the subject matter of the MIAPA or the transactions contemplated by the MIAPA, including, if applicable, the termination of MIAPA and the reasons therefor, without the consent of the other party, which consent shall not be unreasonably withheld.

In addition, ENVICA hereby further agrees to maintain and preserve the confidential information pertaining to the Acquired Assets, including reasonable efforts to preserve confidentiality of information disclosed to third parties under confidentiality provisions in agreements retained by ENVICA.

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ENVICA hereby represents and warrants that it has not violated the terms of this Confidentiality Agreement at any time from and after February 20, 2004.

3.0                               Use Of Confidentiality Information

Subject to the Territorial Restriction Agreement between Catalytica and ENVICA, but otherwise notwithstanding anything to the contrary contained herein or in any other agreement of ENVICA, including any agreement between ENVICA and any employee of ENVICA, ENVICA hereby consents to Catalytica’s unrestricted, sublicensable and transferable right to use, disclose and exploit in any manner and without restriction any and all confidential information (i) disclosed by or embodied in any of the Acquired Assets (other than Transferred Technology) or (ii) which is disclosed to, or learned by, Catalytica in connection with the transactions contemplated by the MIAPA or to or by the Employees to the extent consisting of business or technical information pertaining to the Business retained in non-tangible form by the Employees.  To the extent that any Employee may be bound by any agreement or policy of ENVICA that would in any way limit or restrict the rights of Catalytica to confidential information under this Section 3.0, ENVICA shall not assert, enforce or otherwise exercise its rights under such agreement or policy against any Employee or Catalytica.  In addition, ENVICA hereby further agrees to maintain and preserve the confidential information pertaining to the Acquired Assets, including reasonable efforts to preserve confidentiality of information disclosed to third parties under confidentiality provisions in agreements retained by ENVICA.

4.0                               Terms

The obligations of ENVICA regarding Confidential Information set forth in paragraph 2.0 shall continue in perpetuity.

5.0                               Miscellaneous

5.1                                 No party may assign or otherwise transfer this Agreement without the prior written consent of the other party.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns.

5.2                                 This Agreement shall be governed by the laws of the State of Delaware, regardless of the law that might otherwise govern under applicable principles of conflicts of laws.

5.3                                 Each party to this Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which a party might otherwise have to such jurisdiction, venue and

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such process.

5.4                                 Any determination of invalidity, illegality, or unenforceability of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity, legality, or enforceability of any other provision.

5.5                                 Each party understands and agrees that this Agreement shall not be changed or amended in any respect, except by a writing executed by all of the parties hereto or their authorized representatives.

5.6                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed in whole or in part by facsimile signatures any of which shall be deemed to be an original signature.

WHEREFORE, the undersigned, on the dates set forth below, subscribe their hands to this Confidentiality Agreement, acknowledge their assent to the terms and conditions set forth herein, and agree to the foregoing.

DATE:	December 16, 2005	ENVICA Kat GmbH

		By:	s/Frank Ebinger
		Title:	Managing Director

DATE:	December 15, 2005	Catalytica Energy Systems, Inc.

		By:	s/Rob Zack
		Title:	President, CEO and CFO

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EXHIBIT C

CONFIDENTIALITY AGREEMENT BETWEEN CATALYTICA ENERGY

SYSTEMS, INC. AND ENBW ENERGY SOLUTIONS GMBH

This Confidentiality Agreement (this “Agreement”) is made and entered into as of December 9, 2005 (the “Effective Date”) between Catalytica Energy Systems, Inc. (“Catalytica”) and EnBW Energy Solutions GmbH (“EnBW”) and

1.0                               Purpose

The parties wish to set forth their agreement regarding EnBW’s continuing obligation to protect confidential information as set forth in the January 21, 2004 Membership Interests and Asset Purchase Agreement (MIAPA), and Catalytica’s right to use such information.

As used herein, “Acquired Assets” refers to the assets Catalytica obtained through the MIAPA, as set forth in and pursuant to Schedules 2.1(b) and 11.15 of that agreement, including the assets obtained from EnBW.

As used herein, “Transferred Technology” refers to all technology – that is, all tangible embodiments of Intellectual Property Rights, including technology, technical information, business information and software, systems, files, records, databases, drawings, artwork, designs, displays, audio-visual works, devices, hardware, apparatuses, documentation, manuals, specifications, flow charts, web pages, customer lists, supplier lists, equipment lists, electronic and other data, and other tangible embodiments of, or materials describing or disclosing, technical or business data, concepts, recipes, formulas, operating procedures, know-how, show-how, techniques, Trade Secrets, inventions (whether patentable or unpatentable), algorithms, formulae, processes, routines, databases, works of authorship and the like – listed or described in Schedules 2.1(b) and 11.15 of the MIAPA.

As used herein, “Intellectual Property Rights” refers to any and all rights throughout the NAFTA Territories in, arising out of, or associated with any of the following: (i) all utility models and design and utility patents and applications therefor (including the right to file national patent applications in the NAFTA Territories based on any patents or patent applications filed outside the NAFTA Territories) and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (collectively, “Patents”); (ii) all inventions (whether patentable or not), invention disclosures and improvements, all trade secrets, proprietary information, know how and technology, including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, pricing and cost information, and business and marketing plans and proposals (collectively, “Trade Secrets”); (iii) all works of authorship, copyrights, mask works, copyright and mask work registrations and applications (collectively, “Copyrights”); (iv) all industrial designs and any registrations and applications therefor (collectively, “Industrial Designs”); (v) all trade names, logos, trademarks and service marks; trademark and service mark registrations and applications (collectively, “Trademarks”); (vi) all computer software, databases and data collections (including

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knowledge databases, customer lists and customer databases) (collectively, “Software”); (vii) rights to Uniform Resource Locators, Web site addresses and domain names (collectively, “Web Rights”); (viii) any similar, corresponding or equivalent rights to any of the foregoing (collectively, “Other IP Rights”); and (ix) all translations, adoptions, derivations, and combinations thereof, including goodwill associated with any of the foregoing.  “Intellectual Property Rights” expressly excludes any and all rights anywhere in the world other than within the NAFTA Territories arising out of or associated with any Patents (including the right to file PCT and/or national patent applications outside the NAFTA Territories based on any patents or patent applications filed within the NAFTA Territories, subject to Catalytica’s rights pursuant to Section 3.0 of this agreement), Trade Secrets, Copyrights, Industrial Designs, Trademarks, Software, Web Rights, Other IP Rights or any translations, adoptions, derivations, and combinations thereof, including goodwill associated with any of the foregoing.

As used herein, “Employees” means any current, former or rehired employee, consultant, officer, or director of SCR Tech LLC or any of its subsidiaries.

As used herein, the “Business” means the business operated by the SCR Tech LLC up to the execution of the MIAPA providing for (i) the cleaning, treatment and regeneration of selective catalytic reduction (“SCR”) catalyst, (ii) SCR management and SCR consulting services, (iii) research and development of SCR catalyst treatment, management, cleaning and regeneration, and (iv) all SCR activities related thereto in the NAFTA Territories.

2.0                               Confidentiality

EnBW agrees that non-public information regarding the Acquired Assets (other than Transferred Technology) and non-public information relating to the Business obtained in any investigation pursuant to Section 11.1 of the MIAPA shall be deemed to be the Confidential Information of Catalytica and shall not be used or disclosed by EnBW.  Except as (i) may be required by law or any listing agreement with a national securities exchange or (ii) disclosed by Catalytica or its affiliates, (a) EnBW  shall not disclose the existence of the MIAPA or this Confidentiality Agreement or any terms hereof or thereof, except under an obligation of confidentiality to accountants, attorneys, investors, lenders, acquirors and advisors in connection with financings, mergers or acquisitions of EnBW, Envica Kat GmbH, SCR Tech GmbH or E&EC Environmental Consultants GmbH or to attorneys solely for the purpose of evaluating or litigating disputes arising hereunder, and (b) no party shall issue any statement or communication to any third party (other than their respective agents) regarding the subject matter of the MIAPA or the transactions contemplated by the MIAPA, including, if applicable, the termination of MIAPA and the reasons therefor, without the consent of the other party, which consent shall not be unreasonably withheld.

In addition, EnBW hereby further agrees to maintain and preserve the confidential information pertaining to the Acquired Assets, including reasonable efforts to preserve confidentiality of information disclosed to third parties under confidentiality provisions in agreements retained by EnBW.

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EnBW hereby represents and warrants that it has not violated the terms of this Confidentiality Agreement at any time from and after February 20, 2004.

3.0                               Use Of Confidential Information

Notwithstanding anything to the contrary contained herein or in any other agreement of EnBW, including any agreement between EnBW and any employee of EnBW, EnBW hereby consents to Catalytica’s unrestricted, sublicensable and transferable right to use, disclose and exploit in any manner and without restriction any and all confidential information (i) disclosed by or embodied in any of the Acquired Assets (other than Transferred Technology) or (ii) which is disclosed to, or learned by, Catalytica in connection with the transactions contemplated by the MIAPA or to or by the Employees to the extent consisting of business or technical information pertaining to the Business retained in non-tangible form by the Employees.  To the extent that any Employee may be bound by any agreement or policy of EnBW that would in any way limit or restrict the rights of Catalytica to confidential information under this Section 3.0, EnBW shall not assert, enforce or otherwise exercise its rights under such agreement or policy against any Employee or Catalytica.  In addition, EnBW hereby further agrees to maintain and preserve the confidential information pertaining to the Acquired Assets, including reasonable efforts to preserve confidentiality of information disclosed to third parties under confidentiality provisions in agreements retained by EnBW.

4.0                               Term

The obligations of EnBW regarding Confidential Information set forth in paragraph 2.0 shall continue in perpetuity.

5.0                               Miscellaneous

5.1                                 No party may assign or otherwise transfer this Agreement without the prior written consent of the other party.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns.

5.2                                 This Agreement shall be governed by the laws of the State of Delaware, regardless of the law that might otherwise govern under applicable principles of conflicts of laws.

5.3                                 Each party to this Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within the State of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which a party might otherwise have to such jurisdiction, venue and such process.

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5.4                                 Any determination of invalidity, illegality, or unenforceability of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity, legality, or enforceability of any other provision.

5.5                                 Each party understands and agrees that this Agreement shall not be changed or amended in any respect, except by a writing executed by all of the parties hereto or their authorized representatives.

5.6                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed in whole or in part by facsimile signatures any of which shall be deemed to be an original signature.

WHEREFORE, the undersigned, on the dates set forth below, subscribe their hands to this Confidentiality Agreement, acknowledge their assent to the terms and conditions set forth herein, and agree to the foregoing.

DATE: December 16, 2005	EnBW Energy Solutions GmbH

	By:	s/Werner Goetz
	Title:	Managing Director

DATE: December 15, 2005	Catalytica Energy Systems, Inc.

	By:	s/Rob Zack
	Title:	President, CEO and CFO

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EXHIBIT D

CONFIDENTIALITY AND INVENTION ASSIGNMENT AGREEMENT AMONG SCR-TECH LLC, HANS-ULRICH HARTENSTEIN AND BRIGITTE HARTENSTEIN

This Confidentiality and Invention Assignment Agreement (this “Agreement”) is made and entered into as of December 9, 2005 (the “Effective Date”) among SCR-Tech LLC (“SCR-Tech”), Hans-Ulrich Hartenstein and Brigitte Hartenstein.  Hans-Ulrich Hartenstein and Brigitte Hartenstein herein are collectively referred to as the “Hartensteins”.

1.0                               Purpose

The parties wish to set forth their agreement regarding the Hartensteins’ treatment of confidential information obtained, and inventions conceived, during their employment with SCR-Tech.

2.0                               Non-Disclosure

The Hartensteins agree, now and hereafter, to hold in strictest confidence, and not to use or to disclose to other persons or entities without the written consent of SCR-Tech, any confidential information of SCR-Tech.  The Hartensteins understand that “Confidential Information” means any SCR-Tech proprietary information, technical data, trade secrets or know-how, including but not limited to test results and reports, software, developments, inventions, processes, formulas (including but not limited to any recipes, formulae, and chemical lists related to SCR-Tech’s SCR catalyst cleaning, regeneration or rejuvenation processes that were either developed by SCR-Tech or made available to SCR-Tech by EnBW Energy Solutions GmbH and/or ENVICA Kat, GmbH), technology, designs, drawings, engineering, hardware configuration information, financial results and projections.  The Hartensteins further understand that Confidential Information includes all non-public information regarding any interests or assets transferred by ENVICA GmbH, ENVICA Kat GmbH, E&EC, Energy & Environment Consultants GmbH, EnBW Energy Solutions GmbH, and SCR-Tech GmbH to SCR-Tech, LLC, CESI-SCR, Inc., and CESI-Tech Technologies, Inc. as well as any non-public information obtained during the due diligence process performed by CESI as part of the transaction that is the subject of this resolution.  The Hartensteins further understand that Confidential Information does not include any of the foregoing items:

(a)                                  which have become generally known publicly or otherwise available through no wrongful act of the Hartensteins or of others who were under confidentiality obligations as to the item or items involved.

(b)                                 which have been known by the Hartensteins prior to its disclosure by SCR-Tech.

(c )                               which have been or are subsequently disclosed to the Hartensteins by a third party who did not acquire such information under an obligation of confidentiality from or through SCR-Tech.

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(d)                                 which the Hartensteins independently developed without the use of Confidential Information as demonstrated by written evidence of independent development.

The Hartensteins agree that they shall take reasonable measures to protect the secrecy of and avoid disclosure of all such Confidential Information.  The Hartensteins hereby represent and warrant that they have not, since January 21, 2004, engaged in any act(s) that would have constituted a violation of the terms of this Confidentiality and Invention Assignment Agreement had it been in effect from such time through the present.

3.0                               Acknowledgement Of Return Of Materials

The Hartensteins herein acknowledge that they have conducted a complete search for and turned over any information that was the property of SCR-Tech at the time of the termination of their employment with SCR-Tech.

4.0                               Acknowledgement Of Assignment Of Inventions

The Hartensteins acknowledge that they previously assigned to SCR-Tech, all their right, title, and interest in the one invention that was developed during their employment by SCR-Tech, generally known as the “Process for decoating washcoat catalyst substrate” (the “Invention”) and that no other inventions were developed during their tenure.

5.0                               Acknowledgement Of Patent And Copyright Registration Cooperation Obligations

The Hartensteins acknowledge that they will agree to assist SCR-Tech or its designee, at SCR-Tech’s expense, in every proper way to secure SCR-Tech’s rights in the Invention  described hereinabove, and any copyrights, patents, mask work rights or other intellectual property rights in the United States, that SCR-Tech shall deem necessary. The Hartensteins further agree that they will execute or cause to be executed, when it is in their power to do so, any such instrument or papers to effectuate SCR-Tech’s rights in the Invention.  If SCR-Tech is unable because of one or both of the Hartensteins’ mental or physical incapacity to secure their signature(s) to apply for or to pursue any application for any United States patents or copyright registrations covering the Invention assigned to SCR-Tech the Hartensteins then hereby irrevocably designate and appoint SCR-Tech and its duly authorized officers and agents as their agent and attorney in fact, to act for and on the Hartensteins’ behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by the Hartensteins.

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6.0                               Term

The obligations of the Hartensteins regarding non-disclosure set forth in paragraph 2.0 shall continue in perpetuity. The obligation of the Hartensteins outlined in paragraph 5.0 will expire one (1) year from the date this document is executed by the Hartensteins.

7.0                               Miscellaneous

7.1                                 No party may assign or otherwise transfer this Agreement without the prior written consent of the other party; provided however, SCR-Tech may assign or transfer this Agreement in connection with a merger, acquisition, sale of substantially all its assets or other such corporate reorganization.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of the parties hereto and their successors and assigns.

7.2                                 This Agreement shall be governed by the laws of the State of North Carolina, regardless of the law that might otherwise govern under applicable principles of conflicts of laws.

7.3                                 Each party to this Agreement irrevocably consents to the exclusive jurisdiction and venue of any court within the State of North Carolina, Mecklenburg County, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein.  Each party agrees that process may be served in any manner authorized by the laws of the State of North Carolina for such persons and waives and covenants not to assert or plead any objection which a party might otherwise have to such jurisdiction, venue and such process.

7.4                                 Any determination of invalidity, illegality, or unenforceability of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity, legality, or enforceability of any other provision.

7.5                                 Each party understands and agrees that this Agreement shall not be changed or amended in any respect, except by a writing executed by all of the parties hereto or their authorized representatives.

7.6                                 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed in whole or in part by facsimile signatures any of which shall be deemed to be an original signature.

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WHEREFORE, the undersigned, on the dates set forth below, subscribe their hands to this Confidentiality and Invention Assignment Agreement, acknowledge their assent to the terms and conditions set forth herein, and agree to the foregoing.

DATE: December 15, 2005	SCR-TECH, LLC.

	By:	s/William J. McMahon
	Title:	President

DATE: December 15, 2005	By:	s/Hans-Ulrich Hartenstein
HANS-ULRICH HARTENSTEIN

DATE: December 15, 2005	By:	s/Brigitte Hartenstein
BRIGITTE HARTENSTEIN

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EXHIBIT E

WIRING INSTRUCTIONS

Wire Transfer Instructions from EnBW Energy Solutions GmbH

Beneficiary:	EnBW Energy Solutions GmbH,

Kriegsbergstr. 11, 70174 Stuttgart/ Germany

Bank:	Landesbank Stuttgart,

Phone:
IBAN (International Bank Account Number):	DE 97 6005 0101 7402 0523 05
BIC (International Bank Code ):	SOLA DE ST
Bank of Correspondence in the USA:
Other Wire Information:	a) effective

b) Purchase Price CESI

Wire Transfer Instructions from SCR-Tech GmbH

Beneficiary:	SCR-Tech GmbH,

Kriegsbergstr. 11, 70174 Stuttgart/ Germany

Bank:	Volksbank Oberberg eG, Bahnhofstr.3, 51674 Wiehl

Phone:	+49 2262 984-132	(Mr. Birkholz)
IBAN (International Bank Account Number) :	DE 87 384 621 35 2133 007 167
BIC (International Bank Code for Volksbank):	GENODED1WIL
Via SWIFT-Code (International Code for WGZ Bank, which will transfer the money to Volksbank):	GENODEDD (WGZ Bank Dusseldorf)
Bank of Correspondence in the USA:	Citibank in New York
Other Wire Information:	a) SWIFT URGENT

c) effective

d) Purchase Price CESI

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